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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JULY 12, 1996


                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-20678                     68-0280528
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)



2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA            95833
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (916) 648-3500



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

        The Registrant, whose fiscal year ended February 29, 1996, filed a Form 12b-25 Notification of Late Filing on May 30, 1996 with respect to the Registrant's inability to timely file its Annual Report on Form 10-K within the prescribed time period. On June 13, 1996 the Registrant filed a Current Report on Form 8-K with respect to the Registrant's inability to file its Annual Report on Form 10-K within the extended time period. The Registrant is not able to file its Annual Report on Form 10-K for the fiscal year ended February 29, 1996 on July 12, 1996, as previously anticipated. The Registrant will file such Annual Report on or before July 19, 1996.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PHYSICIANS CLINICAL LABORATORY, INC.



                                        By /s/ WAYNE E. COTTRELL
                                           -------------------------
                                           Wayne E. Cottrell
                                           Vice President, Finance



Dated: July 12, 1996





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